SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 13, 1998


                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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              Maine                   0-2729           59-0276810
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  (State or other jurisdiction   (Commission File  IRS Employer Identification
        of incorporation)          Number)                           No.)


           500 Bayfront Parkway, Pensacola, Florida                   32501
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           (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code             (850) 444-6000
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                                                    N/A
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      (Former name or former address, if changed since last report.)



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Item 5.   Other Events.
          On January 13, 1998, Gulf Power Company (the "Company") and Gulf
Power Capital Trust II (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 1,800,000 7.00% Cumulative Quarterly Income Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-42033, 333-42033-01 and 333-42033-02) of the Company and the Trust.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         1 Underwriting Agreement, dated January 13, 1998, among the Company, the Trust and Goldman, Sachs & Co.

       4.2 Third Supplemental Indenture dated as of January 1, 1998, providing for the issuance of the Company's Series C 7.00% Junior Subordinated Notes due December 31, 2037.

       4.5  Amended and Restated Trust Agreement of Gulf Power Capital Trust
            II.

       4.6 Form of Preferred Security of Gulf Power Capital Trust II (included in Exhibit 4.5 above).

       4.7  Form of Series C 7.00% Junior Subordinated Note (included  in
            Exhibit 4.2 above).

       4.8  Guarantee Agreement relating to Gulf Power Capital Trust II.

       4.9 Agreement as to Expenses and Liabilities relating to Gulf Power Capital Trust II (included in Exhibit 4.5 above).


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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     January 20, 1998                    GULF POWER COMPANY



                                              By       /s/ Wayne Boston
                                                            Wayne Boston
                                                         Assistant Secretary